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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 1999 (APRIL 28, 1999)

                             ----------------------

                        GRANITE BROADCASTING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      0-19728              13-3458782
(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)




                          767 THIRD AVENUE, 34TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 826-2530

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                                 Not Applicable

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                                 Not Applicable

                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                                 Not Applicable

             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                                 Not Applicable

                              ITEM 5. OTHER EVENTS

         On April 28, 1999, Granite Broadcasting Corporation ("Granite") and certain of Granite's subsidiaries entered into a definitive agreement (the "Agreement") with CBS Corporation, a Pennsylvania corporation ("CBS"), whereby CBS will acquire from Granite substantially all of the assets of KEYE-TV ("KEYE"), the CBS affiliate serving the Austin, Texas television market. The total purchase price for the assets of KEYE will be $160 million in cash, subject to certain adjustments.

         The consummation of the transactions described in the Agreement is contingent on, among other matters, approval by the Federal Communications Commission and satisfaction of other customary closing conditions.

         The terms and conditions of the acquisition were determined based upon arm's-length negotiations between Granite and CBS. No material relationship exists between Granite and CBS other than the CBS network affiliations of KEYE and one other Granite television station.

         It is contemplated that the sale will close by the end of 1999.

         The Agreement is attached hereto as Exhibit 1 and the press release issued by Granite on April 29, 1999 is attached hereto as Exhibit 2. The exhibits are hereby incorporated by reference herein.

                 ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

                                 Not Applicable



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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C. EXHIBITS.

1. Purchase and Sale Agreement, dated as of April 28, 1999, among CBS Corporation, Granite Broadcasting Corporation, KBVO, Inc. and KBVO License, Inc.

2. Press Release, dated April 29, 1999.

                          ITEM 8. CHANGE IN FISCAL YEAR

                                 Not Applicable


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GRANITE BROADCASTING CORPORATION



         Dated:  May 11, 1999             By:  /s/ Lawrence I. Wills
                                               ---------------------------------
                                          Name:  Lawrence I. Wills
                                          Its:   Vice President--Finance and
                                                 Controller



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                          EXHIBIT INDEX

          1. Purchase and Sale Agreement, dated as of April 28,
             1999, among CBS Corporation, Granite Broadcasting
             Corporation, KBVO, Inc. and KBVO License, Inc.

          2. Press Release, dated April 29, 1999.